UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2007
CKE RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11313	33-0602639

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6307 Carpinteria Ave., Ste. A, Carpinteria, California		93013

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:(805) 745-7500
Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On May 16, 2007, CKE Restaurants, Inc. filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) relating to the Company’s 2007 Annual Meeting of Stockholders, which will be held at 10:00am on June 11, 2007. As previously disclosed, the record date for determining the Company’s stockholders entitled to vote at the Annual Meeting of Stockholders is April 23, 2007.
     On May 31, 2007, the Company filed a Supplement to the Proxy Statement to supplement and amend the Proxy Statement in order to change certain information regarding the proposed amendment to the Company’s 2005 Omnibus Incentive Compensation Plan. A copy of the Supplement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
99.1	Supplement to the CKE Restaurants, Inc. 2007 Proxy Statement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE RESTAURANTS, INC.
Date: May 31, 2007	/s/ E. Michael Murphy
E. Michael Murphy
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Supplement to the CKE Restaurants, Inc. 2007 Proxy Statement